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                                                                    EXHIBIT 99.3

                       (ASSURANCEAMERICA CORPORATION LOGO)


July 28, 2006

Dear Shareholders (friends) of AssuranceAmerica,

We continue to be pleased with our overall revenue and pre-tax profit growth. Credit Suisse in a recent research article about one of our very large competitors expressed the opinion that higher gas prices may lead to fewer automobile trips, thus benefiting the insurance industry. In fact they said that auto accidents declined about 6% in the first quarter of 2006 from the level it was in the first quarter of 2005.

Following are our June and year-to-date results.

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                                                                                JUNE 2006 (UNAUDITED)
                                                     ---------------------------------------------------------------------------
                                                                CURRENT MONTH                           YEAR-TO-DATE
                                                     ---------------------------------------------------------------------------
                                                       2006          2005         CHANGE       2006          2005         CHANGE
                                                     ---------     ---------      ------    ---------     ---------       ------
                                                           (IN $1,000)               %            (IN $1,000)                %
                                                     ---------------------------------------------------------------------------
o  Gross Premiums Produced (1)(+)                    $  11,727     $   8,530        37%     $  81,981     $  53,076         54%

o  MGA/Carrier Gross Premiums Produced (1),(2)       $   6,088     $   4,703        29%     $  43,418     $  22,623         92%
o  MGA/Carrier Revenues (2)                              3,578         2,271        58%        23,090        11,625         99%

o  Retail Agencies Gross
   Premium Produced (1),(2)(+)                           6,889         4,743        45%        47,230        31,905         48%
o  Retail Agencies Group Revenues (2)(+)                   941           718        31%         6,800         4,660         46%

o  Company Revenues (+)                                  4,293         2,759        56%        28,364        15,951         79%
o  Company Pre-Tax Income (+)                               79            60        32%         1,711         1,069         60%
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(1) Gross Premiums Produced is a non-GAAP financial metric used as the primary measure of the underlying growth of the Company's revenue stream.

(2) Before inter-company eliminations

(+) Current year financial data includes agency acquisitions that may not be included in prior year data.

To follow your stock and read the full text of our most recent press releases, we suggest you go to http://finance.yahoo.com, symbol ASAM.OB.

Thank you for your continued interest and confidence in AssuranceAmerica Corporation.

Sincerely,

/s/ Guy W. Millner                      /s/ Lawrence Stumbaugh
--------------------                    -------------------------------------
Guy W. Millner                          Lawrence (Bud) Stumbaugh
Chairman                                President and Chief Executive Officer

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

 This document is for informational purposes only and is not intended for general distribution. It does not constitute an offer to sell, or a solicitation of an offer to buy securities in AssuranceAmerica Corporation. This document includes statements that may constitute "forward-looking" statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking Statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Historical results are not indicative of future performance.

                         5500 Interstate North Parkway - RiverEdge One - Suite 600 - Atlanta, Georgia 30328
                                     770.933.8911 - fax 770.984.0173 - www.assuranceamerica.com
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